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                                                                       Exhibit A
                                                                       ---------

                      AGREEMENT REGARDING THE JOINT FILING
                                 OF SCHEDULE 13G

                              ---------------------

         The undersigned hereby agree as follows:

                   (i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

                   (ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.


                                               HOT CREEK CAPITAL, L.L.C.
                                               By:   /s/ David M. W. Harvey
Dated: April 28, 2004                          ------------------------------
                                               Name: David M. W. Harvey
                                               Title: Managing Member

                                               HOT CREEK INVESTORS, L.P.
                                               By its General Partner
                                               HOT CREEK CAPITAL, L.L.C.
                                               By:   /s/ David M. W. Harvey
Dated: April 28, 2004                          ------------------------------
                                               Name: David M. W. Harvey
                                               Title: Managing Member


                                               By:   /s/ David M. W. Harvey
Dated: April 28, 2004                          ------------------------------
                                               Name: David M. W. Harvey


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